EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Equity Inns, Inc. (the "Company") for the three and six months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard A. Silver, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2007             By:/s/ Howard A. Silver
Howard A. Silver
Title: Chief Executive Officer